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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 24, 2003


                                 C-COR.net Corp.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

        Pennsylvania                   0-10726             24-0811591
  ------------------------------   ----------------     --------------------
 (State or other jurisdiction of   (Commission File       (I.R.S. Employer
  incorporation or organization)        Number)          Identification No.)

           60 Decibel Road, State College, Pennsylvania       16801
           --------------------------------------------       ------
             (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (814) 238-2461

         (Former name or former address, if changed since last report.)

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Item 7. Financial Statements and Exhibits.

        (c) Exhibits

        Number      Description of Document
        ------      -----------------------
        99.1        Press Release

Item 9. Regulation FD Disclosure
        (Information provided under Item 12 - Disclosure of Results of
        Operations)

         On April 24, 2003, C-COR.net Corp. issued a press release announcing its financial results for the third quarter of fiscal year 2003. This press release contains pro forma information that is not prepared in accordance with generally accepted accounting principles (GAAP). Investors are cautioned that the pro forma measures are not to be construed as an alternative to GAAP. The Company's management uses pro forma financial information in its internal analysis and believes that such measures provide useful information to investors for meaningful comparison to prior periods and analysis of the critical components of its operating structure and results of its operations, exclusive of charges that have resulted from purchase accounting transactions, restructuring charges, and impairments of (recoveries on) certain assets.

         A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 C-COR.net Corp.
                                 (Registrant)

April 24, 2003              By:  /s/ William T. Hanelly
                                 ----------------------------------
                                 Name: William T. Hanelly
                                 Title: Chief Financial Officer

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